UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 5, 2006

webMethods, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15681	54-1807654
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3877 Fairfax Ridge Road, South Tower, Fairfax, Virginia		22030
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-460-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The following information, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission under Item 2.02 – Results of Operations and Financial Condition and shall not be deemed "filed" for any purpose. In addition, the information, including the exhibit attached hereto, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act of 1934.

On October 5, 2006, webMethods, Inc. issued a press release announcing preliminary financial results for its fiscal first quarter ended September 30, 2006. That press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 Press Release dated October 5, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

webMethods, Inc.

October 5, 2006	By:	/s/ DAVID MITCHELL

Name: DAVID MITCHELL
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 5, 2006